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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of report (Date of earliest event reported): September 30, 1998



                           SPARTAN MOTORS, INC.
            (Exact Name of Registrant as Specified in Charter)



                 MICHIGAN            0-13611         38-2078923
         (State or Other Jurisdic- (Commission      (IRS Employer
           tion of Incorporation)   File Number)  Identification No.)


              1000 REYNOLDS ROAD
             CHARLOTTE, MICHIGAN                          48813
   (Address of principal executive offices)             (Zip Code)


                              (517) 543-6400
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)




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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          On September 28, 1998, the Company filed a Current Report on Form 8-K to report that the Company had appointed Ernst & Young LLP to replace Deloitte & Touche LLP as the Company's principal independent accountant.
As noted in that Form 8-K, the Company had delivered a copy of the Form 8-K to Deloitte & Touche LLP and undertook to file Deloitte & Touche LLP's letter to the Securities and Exchange Commission as an exhibit to the Form 8-K. The Company has received a copy of Deloitte & Touche LLP's letter to the Securities and Exchange Commission and is filing this Report on Form 8-K for the purpose of filing such letter as an exhibit to this report.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c) The following document is filed as an exhibit to this report on Form 8-K:

          16. Letter from Deloitte & Touche LLP regarding change in certifying accountant.


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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 6, 1998                  SPARTAN MOTORS, INC.


                                   By   /s/Richard J. Schalter
                                        Richard J. Schalter
                                        Secretary, Treasurer and Chief
                                        Financial Officer





































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                               EXHIBIT INDEX



EXHIBIT NUMBER           DOCUMENT

     16 Letter from Deloitte & Touche LLP regarding change in certifying accountant.